
Halting
Disease
Progression
in its Tracks

aravive

Corporate Presentation

October 2021

ARAV (NASDAQ)

Forward Looking Statements

This presentation contains forward-looking statements that may discuss Aravive's plans, goals, intentions and expectations as to future trends, events, results of operations, financial condition or other matters. Forward- looking statements generally include statements that are predictive in nature and depend upon or refer to future events or conditions, and they often include words such as "may," "will," "should," "would," "expect," "anticipate," "plan," "likely," "believe," "estimate," "project," "intend," and other similar expressions. Statements that are not historical facts are forward-looking statements. Forward-looking statements included in this presentation include statements regarding Aravive's planned clinical activities and the timing of such activities, including the design, patient enrollment and availability of data from clinical studies, the potential pipeline, future indications and cash position, the anticipated safety, benefits, activity and manufacturability of Aravive's product candidates and the ability to obtain regulatory approval, including the Phase 3 study supporting full approval in PROC. Forward-looking statements are based on Aravive's current beliefs and assumptions, are subject to risks and uncertainties and are not guarantees of future performance. Actual results could differ materially from those contained in any forward-looking statement as a result of various factors, including, without limitation: The trial supporting the submission of a biologics license application to the FDA, the impact of COVID-19 on Aravive's clinical strategy, clinical trials, supply chain and fundraising, Aravive's ability to expand development into additional oncology indications, Aravive's dependence upon batiraxcept (AVB-500), batiraxcept's ability to have favorable results in clinical trials and ISTs, the clinical trials of batiraxcept having results that are as favorable as those of preclinical and clinical trials, the ability to receive regulatory approval, potential delays in Aravive's clinical trials due to regulatory requirements or difficulty identifying qualified investigators or enrolling patients especially in light of the COVID-19 pandemic; the risk that batiraxcept may cause serious side effects or have properties that delay or prevent regulatory approval or limit its commercial potential; the risk that Aravive may encounter difficulties in manufacturing batiraxcept; if batiraxcept is approved, risks associated with its market acceptance, including pricing and reimbursement; potential difficulties enforcing Aravive's intellectual property rights; Aravive's reliance on its licensor of intellectual property and financing needs. The foregoing review of important factors that could cause actual events to differ from expectations should not be construed as exhaustive and should be read in conjunction with statements that are included herein and elsewhere, including the risk factors included in Aravive's most recent Annual Report on Form 10-K, Quarterly Report on Form 10-Q and Current Reports on Form 8-K filed with the Securities and Exchange Commission. Except as required by law, Aravive undertakes no obligation to revise or update any forward-looking statement or to make any other forward-looking statements, whether as a result of new information, future events or otherwise.

Developing Transformative, Targeted Cancer Therapeutics

Batiraxcept (AVB-500): Differentiated Approach to Specific Inhibition of GAS6/AXL Signaling Pathway

Registrational Phase 3 Trial in PROC Ongoing

Phase 1b trial demonstrated more than doubling of progression-free survival than SOC in target population

Phase 1b Trial in 2L ccRCC Ongoing

Phase 1b Trial in 1L Pancreatic Adenocarcinoma Ongoing

Opportunity to Expand into Broad Range of Cancer Indications and Patient Populations

Multiple Upcoming Clinical Milestones

Platinum Resistant Ovarian Cancer (PROC)

Clear Cell Renal Cell Carcinoma (ccRCC)

Pancreatic Adenocarcinoma

GAS6/AXL Signaling Pathway

Drives Activation, Migration and Invasion of Abnormal Cells



Causes Immune Suppression
Drives Resistance to Chemotherapy, Radiotherapy, Targeted Therapy, etc.
GAS6 Signaling
Drives Resistance to Apoptosis/Autophagy
Leads to EMT and Metastasis
Enhances cancer Proliferation

GAS6: Sole Ligand for AXL and no Ligand Independent Activation of AXL High affinity GAS6-AXL binding ~30 pM

Inhibiting GAS6 Preclinically

- Anti-tumor activity in many tumor models, including ovarian, kidney, pancreatic, and breast
- Blocks tumor invasion & metastasis
- Overcomes acquired drug resistance
- Ameliorates desmoplasia and fibrosis
- Enhances tumor immune response

GAS6 is Redundant for Normal Tissues

- GAS6 depletion well tolerated
- Lack of adverse events provides large therapeutic index
- GAS6 depletion **readily combinable with targeted therapies, immunotherapies and radiotherapy**

Batiraxcept: High Affinity, Highly Specific GAS6/AXL Inhibitor

Modified AXL-Fc fusion protein engineered for strong stability and very high affinity for GAS6

- ~200 fold greater affinity for human GAS6 compared to native AXL receptor
- Preclinical data demonstrated relationship between affinity and anti-tumor activity
- Good safety and PK profile
- Structure modeled after marketed drugs (Enbrel®, Zaltrap®, Orencia®)

Proprietary biomarker tests to monitor GAS6 levels

- Serum GAS6 levels associated with efficacy in preclinical studies
- sAXL/GAS6 pretreatment associated with response in PROC

Strong IP position on GAS6 inhibition (>2035)

Batiraxcept: Addresses Limitations of Other Therapies

As an engineered decoy receptor with 200-fold higher affinity for GAS6 versus natural GAS6/AXL interaction, batiraxcept provides potent & selective inhibition of this signaling pathway. Other approaches targeting GAS6/AXL signaling have drawbacks:

- Tyrosine Kinase Inhibitors lack selectivity, leading to off-target toxicity, and tumor cells often acquire resistance
- Monoclonal antibodies do not have a high enough affinity to compete with and disrupt the high-affinity of natural GAS6/AXL interaction (Kd~30 pM)

COMPANY	DRUG (STAGE)	TARGET	SELECTIVE FOR AXL
Aravive	**batiraxcept (Ph 3)**	**GAS6**	**YES**
Astellas	gilteritinib (Market; AML)	AXL (Multi-kinase)	NO
Exelixis	cabozantinib (Market; RCC & HCC)	AXL (Multi-kinase)	NO
Mirati (BeiGene)	sitravatinib (Ph 3)	AXL (Multi-kinase)	NO
Lilly	merestinib (Ph 2)	AXL (Multi-kinase)	NO
BerGenBio	bemcentinib (Ph 2)	AXL (Multi-kinase)	NO
Tolero (Sumitomo)	TP-0903 (Ph 1/2)	AXL (Multi-kinase)	NO

Clinical Pipeline

Potential Opportunities for Expansion in Additional Indications and Drug Combinations

Indication	Preclinical	Phase 1	Phase 2	Phase 3
Batiraxcept (AVB-500)				
OVARIAN CANCER Platinum Resistant *(Batiraxcept + Paclitaxel)*				
CLEAR CELL RENAL CANCER 2nd Line *(Batiraxcept + Cabozantinib)*				
PANCREATIC ADENOCARCINOMA (Advanced Metastatic) 1st Line *(Batiraxcept + Gemcitabine + nab-Paclitaxel)*				
Batiraxcept Investigator Sponsored Trials				
OVARIAN CANCER Platinum Resistant *(Batiraxcept + AstraZeneca's Durvalumab)*	*MD Anderson Cancer Center*			
ADVANCED UROTHELIAL CANCER *(Batiraxcept + EMD Serono's Avelumab)*	*University of Oklahoma*			
Bispecific Antibodies (Cancer & Fibrosis)				
CANCER AND FIBROSIS	*Wuxi Biologics Collaboration*	WuXi Biologics Global Solution Provider		

Lead Program: Batiraxcept in Platinum Resistant Ovarian Cancer (PROC); Patients Have Advanced Disease and High Mortality

Ovarian Cancer

5th	*LEADING CAUSE OF DEATH* among women in the U.S.
~21,400	*NEW CASES* and ~13,800 deaths expected in the U.S. in 2021
~314,000	*NEW CASES* and ~207,300 deaths worldwide in 2020
~70%	*OF PATIENTS* are diagnosed with advanced disease
LESS THAN **50%**	*5-YEAR RELATIVE SURVIVAL* (9-12 months PROC)

Sources: American Cancer Society (cancer.org); World Health Organization (who.int)

Phase 1a and 1b PK/PD Summary Data in PROC

Batiraxcept q14 days

Pegylated liposomal doxorubicin (PLD) 40 mg/m² d1 of 28-day cycle;
Paclitaxel (PAC) 80 mg/m² day 1, day 8, day 15 of 28-day cycle;
Maintenance dosing on batiraxcept monotherapy



iDMC Review
iDMC Review
PLATINUM-RESISTANT OVARIAN CANCER
Batiraxcept 10 mg/kg + PAC (N=16)
Batiraxcept 15 mg/kg + PAC (N=3)
Batiraxcept 20 mg/kg + PAC (N=4)
Batiraxcept 10 mg/kg + PLD (N=21)
Batiraxcept 15 mg/kg + PLD (N=2)
Batiraxcept 20 mg/kg + PLD (N=3)

PROC = platinum-resistant ovarian cancer
iDMC= Independent Data Monitoring Committee
NHV= Normal Healthy Volunteer
RP2D= Recommend P2 Dose

- 84 subjects, including 31 healthy volunteers in Phase 1a trial
- Healthy volunteer trial identified 10mg/kg q2wks as minimally effective dose
- 53 patients with PROC in Phase 1b trial (40 in 10 mg/kg cohort, 6 in 15 mg/kg cohort, and 7 in 20 mg/kg cohort)
- Batiraxcept generally well-tolerated across all doses with no dose- limiting toxicities, no discontinuations due to AEs, and no unexpected safety signals

Batiraxcept / Paclitaxel Combination Clinical Activity in Subgroups

Paclitaxel Alone Provides 13-22% ORR, 2.8-4.4 months PFS, and 10.7-13.1 mOS#

Efficacy Data for Patients Receiving 10mg/kg and 15mg/kg of Batiraxcept & Paclitaxel Including if bevacizumab naïve or previously received bevacizumab				
	>MEC** (N=10)	<MEC** (N=9)	Bev Naïve (N=9)	Previous Bev (N=10)
ORR	5 (50%), 2 CRs^	2 (22%)	6 (67%), 2 CRs^	1 (10%)
mPFS (months)	7.5	2.8	7.7	2.8
mOS (months)*	19.0	8.7	19.3	9.2

- Note: Batiraxcept + PAC and >MEC in bev naive patients (n=7): mPFS 9.1 months and ORR of 71%
- Note: Batiraxcept + PAC and <MEC: mPFS 2.8 months
- * Study ongoing so data can change; ** MEC = minimal efficacious concentration (13.8mg/L)
- For reference, subgroup analysis of the control arms in the AURELIA (NCT00976911) bevacizumab study[1] showed ORR of 30.2% with PAC alone & mPFS of 3.9 months (N=55)
- ^1 patient at 10mg/kg and 1 patient at 15mg/kg had CR; 1 patient at 15mg/kg with CR continues to show CR at C13D1 while on batiraxcept alone, 6 months after discontinuing paclitaxel
- mDoR = median duration of response, mOS = median overall survival, mPFS = median progression free survival

From Taxol PI, Reference ID: 2939751

[1] Journal of Clinical Oncology, Vol 33, No 32 (November 10), 2015: pp 3836-383

Time on Treatment and Depth of Response for Batiraxcept + Paclitaxel Patients (10 and 15mg/kg groups)

96% were on 3rd+ Line of Therapy; *85% of Patients on their 3rd Line of Therapy progress by their first scan per literature**



PFS Months for Per-Protocol 10 mg/kg and 15 mg/kg AVB500+Pac Subjects
Subject ID
01-0006
19-0001
16-0002
01-0002
16-0005
07-0003
20-0004
08-0002
02-0004
08-0003
12-0002
19-0002
12-0001
02-0002
08-0001
06-0001
17-0002
08-0004
17-0003
13.6 # (15)
9.3 # (10)
9.3 (10)
9.1 (10)
7.7 (10)
7.3 Bev (10)
6.0 * (15)
5.5 Bev (10)
3.6 Bev (15)
3.6 (10)
3.1 Bev (10)
2.9 Bev (10)
2.8 Bev (10)
2.0 Bev (10)
1.8 Bev (10)
1.8 (10)
1.8 Bev (10)
1.8 Bev (10)
1.7 (10)
Confirmed Best Overall Response
Progressive Disease
Stable Disease
Partial Response
Complete Response
Start of Confirmed CR
Start of Confirmed PR
0 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15
Study Months
= Response maintained after discontinuation of chemotherapy at Cycle 6
* = PFS duration censored at date of last radiologic assessment



Largest Change in Target Lesion for Per-Protocol 10 mg/kg and 15 mg/kg AVB-500+Pac Subjects
Confirmed Best Overall Response
Progressive Disease
Stable Disease
Partial Response
Complete Response
Change from baseline (%)
100%
80%
60%
40%
20%
0%
-20%
-40%
-60%
-80%
-100%
15.9%
13.5%
1.4%
-41.4%
-46.2%
-64.0%
-100.0%
-100.0%
-100.0%

*European Journal of Obstetrics & Gynecology and Reproductive Biology 166 (2013) 94–98

sAXL/GAS6 Ratio Correlated with Response to Batiraxcept + Chemo

sAXL/GAS6 Ratio Batiraxcept + PAC (10 & 15 mg/kg patients)		
Ratio	Above 0.773	Below 0.773
N	12	7
CR	2 (17%)	0
PR	5 (42%)	0
ORR	7 (58%)	0
SD	2 (17%)	4 (57%)
CBR	9 (75%)	4 (57%)
PD	3 (25%)	3 (43%)
mPFS (months)	6.6	2.9
mOS	19.0	9.2

- Serum levels of sAXL/GAS6 ratio (potential biomarker) correlated with response to batiraxcept + Chemo
- Building dataset to understand prognostic ability of biomarker
  - May identify tumors that are dependent on the GAS6/AXL pathway
  - Investigating in P3 PROC, ccRCC and earlier lines of OC treatment

CBR = clinical benefit rate (ORR + SD); mDoR = median duration of response;
mOS = median overall survival; mPFS = median progression free survival

Promising Responses in Patients > MEC with Poor Prognostic Indicators

CLINICAL RESPONSE OF Batiraxcept+CHEMO* IN PATIENTS WITH <3MO PLATINUM FREE INTERVAL (N=12)



80%
70%
60%
50%
40%
30%
20%
10%
0%
ORR
SD
CBR
PD

CLINICAL RESPONSE OF CHEMOTHERAPY IN PATIENTS WITH <3MO PLATINUM FREE INTERVAL** (N=21)



90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
ORR
SD
CBR
PD

CLINICAL RESPONSE OF Batiraxcept+CHEMO* IN 3rd LINE & 4th LINE (N=20)



80%
70%
60%
50%
40%
30%
20%
10%
0%
ORR
SD
CBR
PD

CLINICAL RESPONSE OF CHEMOTHERAPY IN 3rd LINE AND 4th LINE*** (N=99)



90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
ORR
SD
CBR
PD

*All doses and both chemo cohorts; **Historical data from Cancer Chemotherapy and Pharmacology (2019) 84:33-39 37; included PLD; GEM; CPT-11 (irinotecan); topotecan; and paclitaxel; no CRs in historical data (1 PR in historical data); ***European Journal of Obstetrics & Gynecology and Reproductive Biology 166 (2013) 94–98; 3L included (in order of use) taxol, carboplatin, topotecan, etoposide, Gemzar, doxil, tamoxifen, Adriamycin, carbo+taxol, and "other"; 4L was predominantly taxol

Model Informed Drug Development Approach Identified RP2D of 15mg/kg

5/5 patients at 15mg/kg demonstrated clinical benefit:

1 Complete Response

2 Partial Responses

2 Stable Disease

Traditional MTD or DLT approach for identification of RP2D not appropriate for batiraxcept

RP2D determined by 2 criteria:

- Continuous serum GAS6 suppression
- Correlation of dose (trough) with clinical activity (PFS)

Model-informed drug development (MIDD) approach identified 15 mg/kg as the RP2D

- Model predicts meaningful increase in PFS from 10 mg/kg to 15 mg/kg dose
- Modeled PFS of 15 mg/kg and 20 mg/kg dosing are almost identical, suggesting no improvement in PFS with doses higher than 15 mg/kg

Consistent with modeling, all 5 evaluable patients in 15 mg/kg cohort achieved MEC by their first CT scan and all had clinical benefit

Strong Safety Profile of Batiraxcept

53 PROC Patients Dosed: 10 mg/kg (40); 15 mg/kg (6); and 20 mg/kg (7)

- Safety report for trial AVB500-OC-002 generated by independent medical monitor concluded: *"Based on a review of the safety data, no unexpected safety trends have been detected and the reported AE severity and frequency are consistent with expectations of the concomitant treatment (PAC or PLD) and the disease under study (ovarian cancer)."*
- Batiraxcept well-tolerated: fatigue and infusion reactions appeared to be related to treatment
- No serious events that required expedited reporting per Sponsor
- No dose-limiting toxicities

Competitive Advantages of Batiraxcept in PROC: Favorable Safety Profile and Compelling Anti-Tumor Activity

- **Favorable Safety Profile to Date**
  - NO DLTs like chemotherapies and ADCs
  - NO dose reductions or discontinuations to manage toxicities
  - NO toxicities that have been seen with ADCs: neutropenia, ocular toxicities, peripheral neuropathy, and/or liver enzyme elevation
  - Administered with therapies that physicians can manage
  - Infusion reactions and fatigue appeared to be related to treatment
- **Compelling anti-tumor activity**
  - Saw ORR of 50% with 2 CRs, mPFS of 7.5 months, and mOS of 19 months in 10 & 15mg/kg batiraxcept/PAC patients when trough levels exceeded MEC
  - Promising clinical activity improved in bevacizumab naïve patients
  - ORR of 37% in 10 and 15mg/kg batiraxcept/PAC patients, regardless of trough levels

Potentially More Favorable Benefit/Risk Profile vs Competitors

	Batiraxcept + PAC 10/15mg/kg >MEC	XMT-1536, Higher NaPi2b / ALL**	Mirvetuximab soravtansine, ITT FRα-positive**
N	10	38 / 75	366 (2:1 R)
ORR [PR / CR]	5 (50%) [3 PRs (30%); 2 CRs (20%)]	13 (34%) / 17 (23%) [11 PRs (29%); 2 CRs (5%)] / [15 PRs (20%); 2 CRs (3%)]	22% [not broken out]
SD	3 (30%)	19 (50%) / 34 (45%)	Not reported
PD	2 (20%)	5 (13%) / 21 (28%)	Not reported
mPFS (months)	7.5	Not reported	4.1
mDoR (months)	7.4	5 (higher NaPi2b)	Not reported
mOS (months)*	19.0	Not reported	15.6
Discontinuation due to AEs	0	10 (10%)	5%
Dose reductions	0	27 (28%)	20%

For illustrative purposes only, Data not generated from comparative study. Variation in study design including patient eligibility, response criteria, and assessment can affect outcomes and limit comparisons across studies.

**Sources: *Mersana Therapeutics: Updated Interim Expansion Data From XMT-1536 Phase 1 Study (September 10, 2021); Immunogen ESMO 2019 FORWARD I Results*

Batiraxcept Phase 3 Adaptive Registration Trial Design in PROC

Phase 3, Randomized, Double-Blind, Placebo-Controlled Trial to Compare Efficacy and Tolerability of Batiraxcept + PAC versus PAC (ClinicalTrials.gov NCT04729608)

- **FDA Feedback:** Study could support full approval in PROC; no further preclinical or clinical studies required for BLA at this time; batiraxcept granted Fast Track Designation by FDA in PROC in 2018
- **Population:** Patients (n=300-400) with PROC, ability to adapt and enrich based on interim analysis
  - 300 patients (no enrichment)
  - 400 patients (if enriched for bevacizumab naïve[1] patients)
- **Enrollment Criteria:** Patients with high-grade serous ovarian cancer only; stratified by prior bevacizumab use, prior lines, and platinum-free interval

- **Primary Endpoint:** Progression-Free Survival
- **Secondary Endpoint:** Overall Survival
- **Exploratory Endpoints:** ORR (RECIST 1.1), DOR, QoL, CBR, PK/PD, sAXL/GAS6 ratio
- **Dosing:** Batiraxcept every 2 weeks plus paclitaxel for 3 weeks, followed by 1 week rest versus paclitaxel alone every week for 3 weeks, followed by 1 week rest
- **Timeline:** First patient dosed in April 2021; Interim analysis expected in mid-2022


PROC 1-4 lines
ECOG 0 or 1
N=300-400
Batiraxcept + PAC
1:1 randomization
Placebo + PAC
Interim Analysis
Examine PFS conditional power for potential sample enrichment
PFS Final and OS Interim
BLA Filed
OS Final

[1] naïve defined as patients who are medically ineligible to receive bevacizumab or who chose not to receive bevacizumab

Second Indication: Batiraxcept in Clear Cell Renal Cell Carcinoma; Patients Have Very Poor Survival Rates

Renal Cell Carcinoma

~76,100	*NEW CASES* *and ~13,800 deaths expected in the U.S. in 2021*
~431,300	*NEW CASES* *and ~179,400 deaths worldwide in 2020*
RESISTANCE To CHEMO	IS COMMON
LESS THAN **15%**	*5-YEAR* RELATIVE SURVIVAL for metastatic renal cancer

Sources: American Cancer Society (cancer.org); World Health Organization (who.int)

Strong Biological Rationale for Batiraxcept/Cabozantinib in ccRCC

- GAS6/AXL in clear cell Renal Cell Carcinoma (ccRCC)[1]
  - ✓ AXL plays significant role in ccRCC invasion & metastasis
  - ✓ AXL highly expressed in aggressive ccRCC tumors and associated with poor outcome
  - ✓ GAS6/AXL signaling pathway is established therapeutic target to prevent/treat metastatic ccRCC
- Strong *in vivo* activity in preclinical models[1,2]
  - ✓ Single agent batiraxcept activity in metastatic disease
  - ✓ Data support combination of batiraxcept & antiangiogenic agents for treatment of advanced kidney cancer
- GAS6/AXL levels predict prognosis and survival in humans[1,2]



A
Tumor
Normal
Frequency
120
100
80
60
40
20
0
5
10
15
AXL Expression (log2)
B
AXL Expression (log2)
14
12
10
8
6
ccA
ccB
cc3
Normal



C
AXL
Cases w/out altered AXL
Cases with altered AXL
p=0.004812
% Surviving
100
80
60
40
20
0
0
20
40
60
80
100
120
Months

(A) AXL expression in ccRCC in The Cancer Genome Atlas (TCGA) dataset. (B) Box plot of AXL gene expression with tumor and normal samples split into molecular subgroups: ccA (good prognosis), ccB (aggressive), cc3 (non-VHL), and compared with normal kidney. (C) Kaplan–Meier plot of survival by AXL altered gene expression in the TCGA tumor samples.[1]

1. Rankin et al, PNAS | September 16, 2014 | vol. 111 | no. 37 | 13375;
2. Xiao et al, Cancer Research October 4, 2019

Batiraxcept + Cabozantinib Phase 1b/2 Trial Design in ccRCC

Phase 1b Trial of Batiraxcept in Combination with Cabozantinib

- Up to 18 patients; ability to increase/decrease dose based on tolerability, PK/PD
- Histologically confirmed metastatic ccRCC and patient has progressed on/after one front-line treatment regimen
- First patient dosed in March 2021; Completion of enrollment expected in Q4 2021

Phase 2 Controlled, Randomized Trial

- Primary Endpoint: Progression-Free Survival
- Secondary Endpoints: ORR, mDoR, CBR, safety, and mOS
- Initiation of Phase 2 trial expected in Q4 2021


Phase 1b
Batiraxcept + Cabo (N= approx. 18)
Batiraxcept Dose Levels:
DL -1: 10 mg/kg 2QW
DL 1: 15 mg/kg Q2W
DL 2: 20 mg/kg Q2W
DL 3: 25 mg/kg Q2W
Safety to determine batiraxcept RP2D
Phase 2
Batiraxcept + Cabo (N=30)
2 : 1
Cabo Alone (N=15)

Cabo dosing will remain as indicated on the package insert

Positive Initial Results from the Phase 1b Portion of the Phase 1b/2 Study

Encouraging Pharmacokinetics, Pharmacodynamics and Safety Profile at 15mg/kg of Batiraxcept in combination with Cabozantinib

ORR for (60mg) Cabozantinib alone ranges from 17%-27%*

- Data in three evaluable patients showed that batiraxcept was well tolerated with no unexpected findings
- Based on the pharmacokinetics, pharmacodynamics, safety data and approval of DSMB, plan to expand dosing of 15mg/kg of batiraxcept to additional three patients to determine the potential of initiating the Phase 2 portion with15 mg/kg dose
- Expect to continue to investigate higher doses of batiraxcept in the Phase 1b to obtain additional safety data, pharmacokinetics and pharmacodynamics information

*Jose Manuel Ruiz-Morales and Daniel Y.C. Heng *Ther Adv Urol* 2016, Vol. 8(6) 338–347 Gan et al, *Cancer Medicine*. 2021;10:1212–1221 Choueiri et al, *N Engl J Med* 2015;373:1814-23. Chanza and Xie, *Lancet Oncol*. 2019 April ; 20(4): 581–590 Abdelaziz and Vaishampayan *Expert Rev Anticancer Ther*. 2017 July ; 17(7): 577–584.

Third Indication: Batiraxcept in Pancreatic Adenocarcinoma; High Unmet Medical Need to Improve Patient Survival

Pancreatic Cancer

~11%	***5-YEAR RELATIVE SURVIVAL*** *Patients with pancreatic cancer have a high mortality rate*
~60,400	***NEW CASES*** *and ~48,200 deaths expected in the U.S. in 2021*
~495,800	***NEW CASES*** *and ~466,000 deaths worldwide in 2020*
Difficult to diagnose and treat	*Usually not found until* ***progressed to an advanced stage***
Pancreas is critical	*to digestion and producing insulin and glycogen to* ***control blood sugar levels***

Sources: Pancreatic Cancer Overview | American Association for Cancer Research (aacr.org); World Health Organization (who.int)

Strong Biological Rationale for Investigating Batiraxcept in Pancreatic Adenocarcinoma as First-Line Therapy in Combination with Gemcitabine + nab-Paclitaxel (Abraxane®)

- Preclinical data demonstrated increased survival in combination with gemcitabine, decreased fibrosis, and decreased tumor weight in orthotopic models
- Batiraxcept in combination with paclitaxel demonstrated compelling clinical activity in PROC
- Studies have reported AXL expression correlates with worse outcome in clinical samples from pancreatic cancer patients[1,2]
  - 70% and 76% of patients had tumor tissues with high AXL levels, which was associated with worse prognosis, distant metastasis, and poor overall survival and recurrence-free survival
  - AXL silencing by shRNA decreased cell invasion, Akt activation, and increased radiation-induced PARP cleavage and apoptosis[1]; pancreatic ductal adenocarcinoma cell lines with shRNA knockdown of AXL resulted in reduced tumor growth and metastasis in vivo

[1] Song X, Wang H, Logsdon CD, et al. Overexpression of receptortyrosine kinase Axl promotes tumor cell invasion and survival in pancreatic ductal adenocarcinoma. Cancer 2011 2 15;117(4): 734–43.
[2] Leconet W, Larbouret C, Chardes T, et al. Preclinical validation of AXL receptor as a target for antibody-based pancreatic cancer immunotherapy. Oncogene 2014 11 20;33(47):5405–14.
[3] Kirane A, Ludwig KF, Sorrelle N, et al. Warfarin Blocks Gas6-Mediated Axl Activation Required for Pancreatic Cancer Epithelial Plasticity and Metastasis. Cancer Res 2015 9 15;75(18):3699–705.

Batiraxcept + Gemcitabine + nab-Paclitaxel Phase 1b/2 Trial Design in First-Line Therapy for Advanced or Metastatic Pancreatic Adenocarcinoma

Phase 1b Trial of Batiraxcept in Combination with Gemcitabine + nab-Paclitaxel

- **Population:** Patients (n= approx. 20) with advanced or metastatic pancreatic adenocarcinoma eligible to receive gemcitabine + nab-paclitaxel as first-line treatment
  - Assess safety, tolerability and clinical activity of batiraxcept in combination with gemcitabine + nab-paclitaxel (Abraxane®)
- **Timing:** First patient dosed in Phase 1b portion of trial in August 2021; Completion of enrollment expected in first half of 2022

Phase 1b

Batiraxcept (15 mg/kg) + Gemcitabine + nab-paclitaxel

Safety, tolerability and clinical activity

Batiraxcept + Gemcitabine + nab-Paclitaxel Phase 1b/2 Trial Design in First-Line Therapy for Advanced or Metastatic Pancreatic Adenocarcinoma

Planned Controlled, Randomized Phase 2 Trial

- **Population:** Patients (n= approx. 60) with advanced or metastatic pancreatic adenocarcinoma eligible to receive gemcitabine + nab-paclitaxel as first-line treatment (same population as Phase 1b)
  - Randomized 1:1, active:control
- **Design**: Evaluate batiraxcept in combination with gemcitabine + nab-paclitaxel (Abraxane®) vs. gemcitabine + nab-paclitaxel alone
- **Primary Endpoint**: Progression-Free Survival
- **Secondary Endpoints**: ORR, mDoR, CBR, safety, and mOS
- **Exploratory Endpoints**: PK/PD


Phase 2
Batiraxcept + Gemcitabine + nab-paclitaxel (N=30)
1 : 1
Gemcitabine + nab-paclitaxel (N=30)

Gemcitabine + nab-paclitaxel dosing per package insert

Development Strategy: Conduct Additional Trials to Expand Pipeline

Preclinical data suggests that batiraxcept has potential in multiple combinations and indications:

- Combination trials with agents currently embedded as standard of care
- Earlier lines of therapy
- Multiple tumor types

Preclinical data on batiraxcept includes:

- Reduction of metastases to lung (breast and renal models)
- Reduction of metastases to peritoneum (ovarian and pancreatic models)
- Decreased fibrosis in pancreatic model
- Decreased metastasis in pancreatic model
- Survival tripled in pancreatic model relative to control
- Reduction in number and weight of metastases in combination with doxorubicin, paclitaxel, bevacizumab and PARP inhibitors
- Reversal of CPI- and radiation-resistance in TNBC model

Batiraxcept: Large Market Opportunities in PROC, ccRCC, Pancreatic Adenocarcinoma & Other Indications

Total Market	Ovarian	Renal	Pancreatic	Breast	NSCLC*	Bladder
2018	$2.3B	$3.1B	$3.1B	$18.1B	$14B	$1.6B
2028	$9.6B	$7.3B	$7.3B	$45.6B	$39B	$19B
Annual Growth Rate	15.6%	9.1%	9.1%	9.7%	10.8%	28.1%

Source: Decision Resource Group. Covers US, EU5 (France, Germany, Italy, Spain, UK) and Japan

Addressable Market	PROC[1]		ccRCC[2]		Pancreatic[3]		Breast[4]		NSCLC[5]		Bladder[6]		Total	
	US	EU5	US	EU5	US	EU5	US	EU5	US	EU5	US	EU5	US	EU5
Est'd Patient Population	~12K	~11K	~9K	~9K	~18K	~20K	~90K	~100K	~36K	~39K	~16K	~29K	~181K	~208K

Source: Decision Resource Group, diagnosed drug-treatable patients forecast. Aravive estimates.

1. 2L-4L platinum-resistant ovarian cancer (PROC), high grade serous patients
2. 2L advanced/metastatic clear cell renal cell carcinoma (ccRCC) patients
3. Adenocarcinoma – Metastatic 1L, eligible to receive gemcitabine + nab-paclitaxel as 1L treatment
4. HER2 negative 2L+ patients (includes HR positive and TNBC)
5. Adenocarcinoma, Squamous and Large Cell non small cell lung cancer (NSCLC) – Metastatic 2L and 3L, patients who have received platinum chemo and checkpoint inhibitor before, EGFR/ALK wt
6. 1L advanced/metastatic, Cisplatin ineligible

Strategic Collaborations

3DMed

Exclusive license agreement for development & commercialization of batiraxcept across all oncology indications in Greater China

- $12M upfront payment received
- $207M total potential development and commercial milestone payments; $9M development milestones achieved to date
- Tiered-royalties ranging from low double-digit to mid-teens as a % of annual net sales

WuXi Biologics
Global Solution Provider

Identify/develop novel, high-affinity bispecific antibodies against CCN2, also known as connective tissue growth factor (CTGF), targeting cancer/fibrosis

- CTGF over-expression is hallmark of fibrosis in multiple tissues and is widely thought to be required to mediate profibrotic effects of TGFβ
- Overexpression associated with poor prognosis in many cancers, including aggressive/invasive breast cancer, osteolytic breast cancer, pancreatic cancer, and glioblastoma

Domain-focused strategy to generate a best-in-class clinical therapeutic targeting desmoplasia and tumor growth in 2023

Financial Summary

- $67.5 million cash and cash equivalents
- Achieved two clinical milestones with 3D Medicines, totaling $9 million
- 20.9 million shares outstanding
- No debt
- Cash runway expected to fund base operating plan into 2H 2022

* Data as of 9/30/2021

Upcoming Key Milestones Advancing Our Clinical Development Program

2H 2021	1H 2022	Mid 2022	2H 2022	2023
• Completion of enrollment in Phase 1b ccRCC trial • Initiation of Phase 2 ccRCC trial	• Completion of enrollment in Phase 1b Pancreatic Adenocarcinoma trial	• Interim analysis for Phase 3 PROC trial	• Initiation of Phase 2 Pancreatic Adenocarcinoma trial	• BLA for PROC • IND for CTGF

Advancing Batiraxcept Clinical Trial Program & Pursuing Additional Pipeline Expansion Opportunities

- Focused on difficult-to-treat cancers: Batiraxcept lead indication in advanced stage ovarian cancer; registrational Phase 3 clinical trial ongoing; ccRCC and pancreatic adenocarcinoma Phase 1b clinical trials ongoing
- Batiraxcept targets and inhibits GAS6/AXL signaling which is associated with tumor growth, metastasis, drug resistance, and poor patient survival
- Batiraxcept is a differentiated innovative approach that addresses the inadequacies and limitations of other therapies
- Potential for expansion in multiple indications and combinations with batiraxcept
- Strong Management Team and Board of Directors
- Upcoming key milestones to advance our clinical development program

Experienced Management and Board of Directors

Senior Management


CEO
Gail McIntyre, Ph.D., DABT


CMO
Reshma Rangwala, M.D., Ph.D.


CFO
Vinay Shah


VP, Regulatory
Jody Gould, Ph.D.


VP, Clinical Operations
Amy Franke, MBE


VP, Translational Medicine
Elisabeth Gardiner, Ph.D.

Board of Directors


Chairman of the Board
Fred Eshelman, Pharm D.


Director
Amato Giaccia, Ph.D.


Director
Peter Ho, M.D., Ph.D.


Director
John Hohneker, M.D.


Director
Sigurd Kirk


Director
Gail McIntyre, Ph.D., DABT


Director
Michael Rogers


Director
Eric Zhang

THE MEDICINES COMPANY · Furiex Pharmaceuticals · Genmab · PACIRA · PPD · KINNATE BIOPHARMA · MEDITOPE · KERYX · Akebia
gsk · MERCK · CardinalHealth · STANFORD SCHOOL OF MEDICINE · aerpio · ACORDA · BARCLAYS
BOSTON pharmaceuticals · NOVARTIS · Epizyme · Johnson & Johnson · ANOKION · forma · BeiGene · Allergan · barr

Aravive Top Shareholders

Top 10 Shareholders*	Shares**	% Ownership**
Eshelman Ventures (Board member)	3,806,098	18.4%
Invus Public Equities Advisors	1,311,291	6.3%
Tabibiazar, Raymond (Former Board member)	1,000,751	4.8%
New Leaf Venture Partners	946,423	4.6%
Giaccia, Amato (Board member)	941,880	4.5%
Elite Vantage Global Limited (Board Member)	859,766	4.2%
The Vanguard Group	521,322	2.5%
Fidelity Management & Research Company	456,443	2.2%
Two Sigma Advisers	297,276	1.4%
Renaissance Technologies	277,429	1.3%

% Ownership**	
28.0%	% of Shares Held by Insiders

* As per SEC filings – 13D, 13F, 13G, Forms 3 and Form 4, Proxy
** As of 6/30/2021


Halting
Disease
Progression
in its Tracks

Thank you!



Appendix

GAS6 & AXL Expression Associated with Poor Survival in Many Cancers

AXL expressed in ≥70% of ovarian, pancreatic, breast, kidney, and uterine cancers*

"Clinically, the expression of GAS6 and TAM receptors always predicts poor prognosis"

Wu G, et al. Molecular insights of Gas6/TAM in cancer development and therapy; Cell Death and Disease (2017) 8, e2700.

Tumor Type	AXL Tumor Expression	Publications & Data
Ovarian	>70%	• Hao et al. 2017. **AXL is highly expressed in ovary-derived tumors and is a prognostic gene in ovarian cancer.** • Rankin et al 2010. **73% of all ovarian tumor samples including both type I and type II tumors were positive for membranous AXL staining in the epithelium, demonstrating that AXL expression is significantly higher (P < 0.0001) in ovarian carcinomas than normal ovarian epithelium.**
Pancreatic	70%	• Song et al. Cancer 2011. February 15;117(4):734–43. **AXL is overexpressed in 70% stage II PDAC tumor samples.**
Bladder	>45%	• Wang et al Transl Cancer Res 2019;8(3):976-984. **High AXL expression was strongly correlated with low OS (P<0.001).**
Uterine	>75%	• Divine et al. Oncotarget. 2016 Nov 22; 7(47): 77291–77305: **High immunohistochemical expression of AXL was found in 76% of advanced- stage, and 77% of high-grade specimens and correlated with worse survival in uterine serous cancer patients.**
Kidney	>70%	• Dalgin et al. 2007: **AXL expression is 3-fold higher in tumor tissue than normal tissue.** • Gustafsson et al. 2009: **AXL and GAS6 expression are implicated in RCC tumor advancement and severity and negatively correlated to patient survival.**
Breast	>75%	• Bottai et al. Breast Cancer. 2016. **AXL expression correlates with the infiltration of CD163-positive cells in tumor stroma and is associated with survival in triple negative breast cancer.**
Lung	18-48%	• Seike et al. Oncology Rep. 2017. 37: 3261-3269. **The 5-yr survival rate for AXL+ or GAS6+ was significantly lower than those for AXL- or GAS6- patients (51% vs. 75%; P=0.028; 53% vs. 72%; P=0.040)** • Linger et al. 2012. Expert Opin Ther Targets. 2010 October; 14(10): 1073–1090 **AXL protein expression was observed in 28 of 58 (48.3%) patient samples of lung adenocarcinoma**

*The Cancer Genome Atlas (TCGA); Axelrod and Pienta (AXL Review): Oncotarget. 2014 Oct; 5(19): 8818–8852; Miao et al (AXL Review): 2017. Drug Target Review Article 22309.